DEBENTURE EXTENSION AGREEMENT

THIS DEBENTURE EXTENSION AGREEMENT (hereinafter, this “Agreement”) made this 4th day of February, 2013 by and between:

YA GLOBAL INVESTMENTS, L.P., f/k/a Cornell Capital Partners, LP (the “Investor”), a Cayman Island exempt limited partnership with offices located at 101 Hudson Street Suite 3700, Jersey City, New Jersey 07302; and

NEOMEDIA TECHNOLOGIES, INC. (the “Company”), a Delaware corporation with its principal office located at 100 West Arapahoe Avenue, Suite 9, Boulder, Colorado 80302.

Background

Reference is made to certain secured convertible debentures issued by the Company to the Investor listed on Schedule “1” attached hereto and incorporated herein by reference (collectively, the “Debentures”).

Reference is made to those certain warrant instruments issued by the Company and held by the Investor listed on Schedule “2” attached hereto and incorporated herein by reference (each, a “Warrant Instrument”), each of which allows the holder to purchase such number of shares of common stock of the Company (the “Warrants Shares”) as set forth in such Warrant Instrument at a price per share set forth in such Warrant Instrument (the “Exercise Price”).

The Company has requested that the Investor extend the maturity date of each of the Debentures until August 1, 2014, and the Investor has agreed to do so, but only upon the terms and conditions set forth herein.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Company and the Investor as follows:

Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Debentures.

Acknowledgment of Indebtedness

1.          The Company hereby acknowledges and agrees that it is liable to the Investor as follows (all amounts in USD):

a	Owed under the CCP-1 Debenture as of:	December 31, 2012
	Principal		2,830,250.00
	Interest		745,305.14
	Total		3,575,555.14

b	Owed under the CCP-2 Debenture as of:	December 31, 2012
	Principal		2,250,000.00
	Interest		1,416,302.58
	Total		3,666,302.58

c	Owed under the NEOM-4-1 Debenture as of:	December 31, 2012
	Principal		5,209,081.00
	Interest		2,869,498.29
	Total		8,078,579.29

d	Owed under the NEOM-1-1 Debenture as of:	December 31, 2012
	Principal		1,305,490.00
	Interest		1,108,062.67
	Total		2,413,552.67

e	Owed under the NEOM-2008-1 Debenture as of:	December 31, 2012
	Principal		390,000.00
	Interest		267,187.92
	Total		657,187.92

f	Owed under the NEOM-2008-2 Debenture as of:	December 31, 2012
	Principal		500,000.00
	Interest		335,256.94
	Total		835,256.94

g	Owed under the NEOM-2008-3 Debenture as of:	December 31, 2012
	Principal		790,000.00
	Interest		525,426.81
	Total		1,315,426.81

h	Owed under the NEOM-2008-4 Debenture as of:	December 31, 2012
	Principal		137,750.00
	Interest		89,206.52
	Total		226,956.52

i	Owed under the NEOM-9-1 Debenture as of:	December 31, 2012
	Principal		2,325,000.00
	Interest		1,378,088.01
	Total		3,703,088.01

j	Owed under the NEOM-9-2 Debenture as of:	December 31, 2012
	Principal		2,325,000.00
	Interest		1,196,935.96
	Total		3,521,935.96

k	Owed under the NEOM-9-4 Debenture as of:	December 31, 2012
	Principal		53,036.80
	Interest		132,163.61
	Total		185,200.41

l	Owed under the NEOM-9-5 Debenture as of:	December 31, 2012
	Principal		715,000.00
	Interest		338,508.42
	Total		1,053,508.42

m	Owed under the NEOM-9-6 Debenture as of:	December 31, 2012
	Principal		241,000.00
	Interest		130,657.34
	Total		371,657.34

n	Owed under the NEOM-9-7 Debenture as of:	December 31, 2012
	Principal		155,000.00
	Interest		69,671.51
	Total		224,671.51

o	Owed under the NEOM-10-1 Debenture as of:	December 31, 2012
	Principal		2,006,137.00
	Interest		675,848.32
	Total		2,681,985.32

p	Owed under the NEOM-10-2 Debenture as of:	December 31, 2012
	Principal		550,000.00
	Interest		168,834.93
	Total		718,834.93

q	Owed under the NEOM-10-3 Debenture as of:	December 31, 2012
	Principal		475,000.00
	Interest		137,248.97
	Total		612,248.97

r	Owed under the NEOM-10-4 Debenture as of:	December 31, 2012
	Principal		400,000.00
	Interest		111,128.77
	Total		511,128.77

s	Owed under the NEOM-10-5 Debenture as of:	December 31, 2012
	Principal		375,000.00
	Interest		54,590.41
	Total		429,590.41

t	Owed under the NEOM-11-1 Debenture as of:	December 31, 2012
	Principal		450,000.00
	Interest		18,647.26
	Total		468,647.26

u	Owed under the NEOM-11-2 Debenture as of:	December 31, 2012
	Principal		160,000.00
	Interest		23,487.26
	Total		183,487.26

v	Owed under the NEOM-11-3 Debenture as of:	December 31, 2012
	Principal		117,500.00
	Interest		4,006.64
	Total		121,506.64

w	Owed under the NEOM-11-4 Debenture as of:	December 31, 2012
	Principal		23,016.00
	Interest		859.77
	Total		23,875.77

x	Owed under the NEOM-11-5 Debenture as of:	December 31, 2012
	Principal		37,577.00
	Interest		18,551.98
	Total		56,128.98

y	Owed under the NEOM-11-6 Debenture as of:	December 31, 2012
	Principal		25,000.00
	Interest		851.91
	Total		25,851.91

z	Owed under the NEOM-11-10 Debenture as of:	December 31, 2012
	Principal		358,650.00
	Interest		12,228.53
	Total		370,878.53

aa	Owed under the NEOM-11-11 Debenture as of:	December 31, 2012
	Principal		150,000.00
	Interest		8,896.58
	Total		158,896.58

bb	Owed under the NEOM-12-01 Debenture as of:	December 31, 2012
	Principal		179,300.00
	Interest		6,854.40
	Total		186,154.40

cc	Owed under the NEOM-12-02 Debenture as of:	December 31, 2012
	Principal		450,000.00
	Interest		44,586.99
	Total		494,586.99

dd	Owed under the NEOM-12-03 Debenture as of:	December 31, 2012
	Principal		370,546.00
	Interest		35,708.90
	Total		406,254.90

ee	Owed under the NEOM-12-04 Debenture as of:	December 31, 2012
	Principal		362,392.78
	Interest		11,913.68
	Total		374,306.46

	Total		37,653,243.60

ii.	For all interest accruing from and after January 1, 2013 due under the Debentures, and for all fees, late charges, redemption premiums, liquidated damages, costs, expenses, and costs of collection (including attorneys’ fees and expenses) and other amounts, heretofore or hereafter accrued or coming due or incurred by the Investor in connection with the protection, preservation, or enforcement of its rights and remedies under the Debentures and all documents, instruments, and agreements executed in connection therewith or related thereto (collectively, the “Financing Documents”) (including, without limitation, the preparation and negotiation of this Agreement).

Hereinafter, all amounts due as set forth in this Paragraph 1, and all amounts hereafter owed or due under the Financing Documents shall be referred to collectively as the “Obligations.”

Waiver of Claims

2.	The Company, for itself and on behalf its former and/or current subsidiaries that are party to any of the Financing Documents (collectively along with the Company, the “Obligors”) hereby acknowledges and agrees that none of the Obligors have any offsets, defenses, claims, or counterclaims against the Investor, its general partner, and its investment manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, partners, members, managers, predecessors, successors, and assigns (singly and collectively, as the “Released Parties”), with respect to the Obligations, the Financing Documents, the transactions set forth or otherwise contemplated in this Agreement, or otherwise, and that if the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE each of the Released Parties from any and all liability therefor.

Extension of Maturity Date

3.	The “Maturity Date” of each of the Debentures is hereby extended to August 1, 2014. The Company acknowledges and agrees that this extension (a) is a one-time extension for the specific period indicated, and (b) shall not be deemed to constitute (i) an agreement to provide any further extension of the Maturity Dates of the Debentures, or (ii) a waiver of any existing Events of Default, whether known or unknown, or of any the provisions of the Debentures or of the other Financing Documents.

Warrants

4.	Warrants. Schedule “3” attached hereto sets forth a complete list of each Warrant Instrument issued to the Investor and remaining outstanding, and the material terms of each such Warrant Instrument. The parties acknowledge and agree that as of January 31, 2013 the Investor is the holder of each of the Warrant Instruments listed on Schedule 3 and that the amounts listed under the headings “Exercise Price As of 1/31/13” and “Number of Warrant Shares As of 1/31/13” are true and correct. Effective as of February 1, 2013, each Warrant Instrument shall be adjusted (the “Adjustment”) such that (i) the Exercise Price of each Warrant Instrument shall be reduced to $0.0001 per share, and (ii) the number of Warrant Shares with respect to each Warrant Instrument shall be reduced by multiplying the number of Warrant Shares as of January 31, 2013 by the fraction 0.2656 and rounding the result to the nearest whole share. As a result of the Adjustment, the Exercise Price of each Warrant Instrument shall be $0.0001, the total number of Warrant Shares for all the Warrant Instruments shall be 499,990,063, and each individual Warrant Instrument shall be exercisable for such number of Warrant Shares as set forth under the column “Number of Warrant Shares After Adjustment” on Schedule 3.

5.	Ratification. The Company hereby acknowledges, confirms, and agrees that, (a) except as specifically modified herein, the Debentures and all other Financing Documents remain in full force and effect, and confirm and ratify each of the terms thereof and (b) all amounts outstanding under the Debentures are unconditionally owing by the Company to the Investor, without offset, defense or counterclaim of any kind, nature or description whatsoever.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Debenture Extension Agreement has been executed as of the date first set forth above.

YA GLOBAL INVESTMENTS, L.P.,		NEOMEDIA TECHNOLOGIES, INC.
By: Yorkville Advisors, LLC,
its Investment Manager

By:	/s/	By:	/s/
Name:	Gerald Eicke	Name:	Laura Marriott
Title:	Managing Member	Title:	CEO